Note 11 - Income Taxes	12 Months Ended
Dec. 31, 2013
Notes
Note 11 - Income Taxes

NOTE 11 – INCOME TAXES

The Company’s provision for income taxes was $0 for the years ended December 31, 2013 and 2012 respectively since the Company incurred net operating losses which have a full valuation allowance through December 31, 2012.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a full valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is calculated by multiplying a 39% marginal tax rate by the cumulative Net Operating Loss (“NOL”) of $7,436,707. The total valuation allowance is equal to the total deferred tax asset.  The valuation allowance increased by $488,084 from $2,412,232 to $2,900,316 for the year ended December 31, 2013.

The tax effects of significant items comprising the Company's net deferred taxes as of December 31, 2013 and 2012 were as follows:

	2013	2012
Cumulative NOL	$7,436,707	$6,185,210
Deferred Tax assets:
Net operating loss carry forwards	2,900,316	2,412,232
Valuation allowance	(2,900,316)	(2,412,232)
	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 39% to pretax income from continuing operations for the years ended December 31, 2013 and 2012 due to the following:

	2013	2012
Income tax benefit at U. S. federal statutory rates:	$(763,180)	$(511,264)
Stock-based compensation	273,565	9,027
Derivative liability	1,531	3,180
Change in valuation allowance	488,084	499,057
	$-	$-

The Company adopted the provisions of ASC 740 at the beginning of fiscal year 2008. As a result of this adoption, the Company has not made any adjustments to deferred tax assets or liabilities.  The Company did not identify any material uncertain tax positions on returns that have been filed or that will be filed.  The Company did not recognize any interest or penalties for unrecognized tax benefits during the years ended December 31, 2013 and 2012, nor were any interest or penalties accrued as of December 31, 2013.

The Company has filed income tax returns in the United States and Florida. All tax years prior to 2009 are closed by expiration of the statute of limitations.   The years ended December 31, 2013, 2012, and 2011 is open for examination.

The Company’s net state and federal operating loss carry forwards of approximately $7,436,707 expire in various years beginning in 2027 and carrying forward through 2033.

The Company has had numerous transactions in its common stock.  Such transactions may have resulted in a change in the Company's ownership, as defined in the Internal Revenue Code Section 382.  Such change may result in an annual limitation on the amount of the Company's taxable income that may be offset with its net operating loss carry forwards.  The Company has not evaluated the impact of Section 382, if any, on its ability to utilize its net operating loss carry forwards in future years.